PHAR-MOR, INC.
                      1995 AMENDED AND RESTATED
                        STOCK INCENTIVE PLAN

             (including Schedule and Form of Initial Options)

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                             TABLE OF CONTENTS
                             -----------------


I     THE PLAN.........................................................1
      1.1     Purpose..................................................1
      1.2     Administration and Authorization; Power and Procedure....1
              (a)  Committee...........................................1
              (b)  Awards; Interpretation; Powers of Committee.........1
              (c)  Binding Determinations..............................2
              (d)  Reliance on Experts.................................2
              (e)  Delegation..........................................2
      1.3     Participation............................................3
      1.4     Shares Available for Awards; Share Limits................3
              (a)  Shares Available....................................3
              (b)  Share Limits........................................3
              (c)  Calculation of Available Shares and Replenishment...3
      1.5     Grant of Awards..........................................4
      1.6     Award Period.............................................4
      1.7     Limitations on Exercise of Awards........................4
              (a)  Provisions for Exercise.............................4
              (b)  Procedure...........................................4
              (c)  Fractional Shares/Minimum Issue.....................4
      1.8     Acceptance of Notes to Finance Exercise..................5
      1.9     No Transferability.......................................5
              (a)  Limit on Exercise...................................5
              (b)  Limit on Transfer...................................6
              (c)  Designation of Beneficiary..........................6
              (d)  Exceptions..........................................6
II    OPTIONS..........................................................6
      2.1     Grants...................................................6
      2.2     Option Price.............................................6
              (a)  Pricing Limits......................................6
              (b)  Payment Provisions..................................7
      2.3     Limitations on Grant and Terms of Incentive Stock Options7
              (a)  $100,000 Limit......................................7
              (b)  Other Code Limits...................................7
      2.4     Limits on 10% Holders....................................7
      2.5     Option Repricing/Cancellation and Regrant/Waiver of
              Restrictions.............................................8
      2.6     Vesting of Initial Options...............................8

                                       i

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III     STOCK APPRECIATION RIGHTS......................................8
      3.1     Grants...................................................9
      3.2     Exercise of Stock Appreciation Rights....................8
              (a)  Exercisability......................................8
              (b)  Effect on Available Shares..........................8
      3.3     Payment..................................................9
              (a)  Amount..............................................9
              (b)  Form of Payment.....................................9
      3.4     Limited Stock Appreciation Rights........................9

IV    OTHER PROVISIONS................................................10
      4.1     Rights of Eligible Employees, Participants
               and Beneficiaries......................................10
              (a)  Employment Status..................................10
              (b)  No Employment Contract.............................10
              (c)  Plan Not Funded....................................10
      4.2     Adjustments; Acceleration...............................10
              (a)  Adjustments........................................10
              (b)  Acceleration of Awards Upon Change in Control......11
              (c)  Termination of Awards on Dissolution...............11
      4.3     Effect of Termination on Employment.....................12
      4.4     Compliance with Laws....................................12
      4.5     Tax Withholding.........................................13
      4.6     Plan Amendment, Termination and Suspension..............13
              (a)  Board Authorization................................13
              (b)  Shareholder Approval...............................13
              (c)  Amendments to Awards...............................13
              (d)  Limitations on Amendments to Plan and Awards.......14
      4.7     Privileges of Stock Ownership...........................14
      4.8     Effective Date of the Plan..............................14
      4.9     Term of the Plan........................................14
      4.10    Governing Law/Construction/Severability.................14
              (a)  Choice of Law......................................14
              (b)  Severability.......................................14
              (c)  Plan Construction..................................15
              (d)  Bifurcation........................................15
      4.11    Captions................................................15
      4.12    Effect of Change of Subsidiary Status...................15
      4.13    Non-Exclusivity of Plan.................................15
      4.14    Conflict................................................15

                                       ii

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V     DEFINITIONS.....................................................16
      5.1     Definitions.............................................16

Exhibits:

Exhibit A - Schedule of Initial Options

Exhibit B - Form of Initial Stock Option Agreement

                                   iii

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                             PHAR-MOR, INC.
                              ------------
                       1995 AMENDED AND RESTATED
                       -------------------------
                         STOCK INCENTIVE PLAN
                         --------------------

I    THE PLAN

     1.1    PURPOSE.
            -------

            The purpose of this Plan as contemplated by the Reorganization Plan is to promote the success of the Company by providing an additional means through the grant of Awards to attract, reward and retain key personnel (including executive officers, whether or not directors), of the Company and certain other closely related eligible persons with awards and incentives for high levels of individual performance and improved financial performance of the Company. Capitalized terms are defined in Article V.

     1.2    ADMINISTRATION AND AUTHORIZATION; POWER AND PROCEDURE.

            (a)    Committee.  This Plan shall be administered by, and all
                   ---------
Awards to Eligible Employees granted after the Initial Options shall be authorized by, the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

            (b)    Awards; Interpretation; Powers of Committee.  Subject to
                   -------------------------------------------
the express provisions of this Plan, the Committee shall have the authority:

                  (i) to determine from among those persons eligible the particular Eligible Employees who will receive any Awards;

                  (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered and the amount of securities to be offered to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable, or determine that no delayed exercisability is required, and establish the events of termination of such Awards;

                (iii) to approve the forms of Award Agreements (which need not be identical either as to type of Award or among Participants);

                 (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;


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                  (v)  to cancel, modify or waive the Corporation's rights
                       with respect to, or modify, discontinue, suspend or terminate any or all outstanding Awards held by Participants, subject to any required consent under
                       Section 4.6;

                 (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards within the maximum seven year term of Awards under Section 1.6; and

                 (v) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

          (c)    Binding Determinations.  Any action taken by, or inaction of,
                 ----------------------
the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

         (d)     Reliance on Experts.  In making any determination or in
                 -------------------
taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

         (e)      Delegation.  The Committee may delegate ministerial, non-
                  ----------
discretionary functions to individuals who are officers or employees of the Company.

     1.3    PARTICIPATION.
            -------------

            Awards may be granted only to those persons identified on Exhibit
A hereto and such other persons as are determined to be Eligible Employees.
An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine. Non-Employee Directors shall not be eligible to receive any Awards under this Plan.

                                      2

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     1.4   SHARES AVAILABLE FOR AWARDS; SHARE LIMITS.
           -----------------------------------------

           (a)  Shares Available.  Except as may otherwise be provided herein,
                ----------------
the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares. The shares may be delivered for any lawful consideration.

           (b)  Share Limits.  The maximum number of shares of Common Stock
                ------------
that may be delivered pursuant to Awards granted under this Plan shall not exceed 3,500,000 shares. The maximum number of shares of Common Stock subject to those Options that are granted during any calendar year to any individual under this Plan shall not exceed 277,778 shares. Each of the foregoing numerical limits shall be subject to adjustment as contemplated by this
Section 1.4 and Section 4.2

           (c) Calculation of Available Shares and Replenishment.  Shares
               -------------------------------------------------
subject to outstanding Awards shall be reserved for issuance. If any Option or other right to acquire shares of Common Stock under an Award shall expire or be canceled or terminated without having been exercised in full, or any Common Stock subject to an Award shall not vest or be delivered, the unpurchased, unvested or undelivered shares subject thereto shall again be available for the purposes of the Plan. If a Stock Appreciation Right or similar right is exercised, the number of shares of Common Stock to which such exercise or payment relates under the applicable Award shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan and, if applicable, such Award. If the Corporation withholds shares of Common Stock pursuant to Section 4.5, the number of shares that would have been deliverable with respect to an award but that are withheld pursuant to the provisions of Section 4.5 may in effect not be issued, but the aggregate number of shares issuable with respect to the applicable Award and under the Plan shall be reduced by the number of shares withheld and such shares shall not be available for additional Awards under this Plan.

     1.5   GRANT OF AWARDS.
           ---------------
          The Initial Options shall be granted under this Plan automatically, without further corporate action, for the past or contracted services and continued services contemplated by the Initial Stock Option Agreement and embodied in the vesting schedule set forth in Section 3 thereof. Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each other Award, and the price to be paid for such shares. Each of the Initial Options shall be evidenced by an Initial Stock Option Agreement and shall be signed by the Corporation and (as a condition to receiving any benefits thereunder) by the Participant. Each other Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.
                                      3

     1.6  AWARD PERIOD.
          ------------
          Each Award and all executory rights and obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but not later than seven (7) years after the Award Date.

     1.7  LIMITATIONS ON EXERCISE OF AWARDS.
          ---------------------------------

          (a)  Provisions for Exercise.  Subject to Section 2.6 and, in the
               -----------------------
case of the Initial Options, the express terms thereof, no Award shall be exercisable until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award unless the Committee otherwise provides as of the Award Date or (by amendment consistent with the terms of Section 4.6(d)) thereafter.

          (b)  Procedure.  Any exercisable Award shall be deemed to be
               ---------
exercised when the Secretary of the Corporation receives written notice of such exercise from the Participant, together with any required payment made in accordance with Section 2.2(a).

          (c)  Fractional Shares/Minimum Issue.  Fractional shares shall not
               -------------------------------
be issued, but fractional share interests may be accumulated. The Committee, however, may determine that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 50 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

     1.8  ACCEPTANCE OF NOTES TO FINANCE EXERCISE.
          ---------------------------------------

          The Corporation may, with the Committee's approval at or prior to the time of exercise of any Award, accept one or more notes from any Participant in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

          (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

          (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five (5) years.

          (c) The note shall provide for full recourse to the Participant and shall bear interest at a rate determined by the Committee but not less than the applicable imputed interest rate specified by the Code.

          (d) If the employment of the Participant terminates, the unpaid principal balance of the note shall become due and payable within thirty (30) days after such termination; provided, however, that if a sale of shares would cause such Participant to incur liability under Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability, assuming for these purposes that there are no other transactions by the Participant subsequent to such termination.

          (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

          (f) The terms, repayment provisions and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

     1.9   NO TRANSFERABILITY.
           ------------------

           (a)  Limit on Exercise.  The Committee may permit Options or SARs
                -----------------
to be exercised by and paid to certain persons or entities related to the Participant who are transferees of the Participant without consideration, but only pursuant to such conditions and procedures as the Committee may expressly establish.

          (b)  Limit on Transfer.  No Award shall be transferrable by the
               -----------------
Participant or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation), except (i) by will or the laws of descent and distribution or pursuant to a QDRO, (ii) pursuant to another exception to transfer restrictions expressly permitted by the Committee and set forth in the Award Agreement (or an amendment thereto) and (iii) in the case of Incentive Stock Options, as permitted by the Code. Any attempted transfer in violation of these provisions shall be void and the Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited hereby.

          (c)  Designation of Beneficiary.  The designation of a Beneficiary
               --------------------------
hereunder shall not constitute a transfer for these purposes.

          (d)  Exceptions.  The restrictions on exercise and transfer above
               ----------
shall not be deemed to prohibit the authorization by the Committee of "cashless exercise" procedures with unaffiliated third parties who provide financing for the purpose of (or who otherwise facilitate) exercise of Options consistent with any applicable legal restrictions (including Rule 16b-3), nor, to the extent permitted by the Committee, transfers for estate and financial planning purposes, or transfers to such other persons or in such other circumstances as the Committee may in the Award Agreement or other writing expressly permit.
                                    5

II   OPTIONS

     2.1  GRANTS.

          One or more Options may be granted under this Article to any Eligible Employee. Each Option granted may be either an Option intended to be an Incentive Stock Option, or not so intended, and such intent shall be indicated in the applicable Award Agreement.

     2.2  OPTION PRICE.

          (a)  Pricing Limits.  The purchase price per share of the Common
               ---------------
Stock covered by each of the Initial Options shall be the amount set forth in the Initial Stock Option Agreement. The purchase price per share of each other Option shall be determined by the Committee at the time of the grant of the Option, but shall not be less than 100% (110% in the case of an Incentive Stock Option to a Participant who owns or is deemed to own under Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Corporation ad such Option by its terms is not exercisable after expiration of five (5) years from its Award Date) of the Fair Market Value of the Common Stock on the date of grant (or, in the case of an amendment, the date of the amendment).

          (b)  Payment Provisions.  The purchase price of any shares purchased
               ------------------
on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods:
(i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation; (iii) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Participant consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Participant; provided, however, that the Committee may in its absolute discretion limit or deny the Participant's ability to exercise an Option by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

     2.3  LIMITATIONS ON GRANT AND TERMS OF INCENTIVE STOCK OPTIONS.
          ---------------------------------------------------------

          (a)  $100,000 Limit.  To the extent that the aggregate "fair market
               --------------
value" of stock with respect to which Incentive Stock Options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options
                                       6
awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated a shares acquired pursuant to the exercise of an Incentive Stock Option.

          (b)  Other Code Limits.  There shall be imposed in any Award
               ------------------
Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

     2.4  LIMITS ON 10% HOLDERS.
          ----------------------

          Notwithstanding the foregoing, no Incentive Stock Option may be granted to any person who, at the time the Option is granted, owns (or is deemed to own under Section 422(c)(5) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such Option is at least 110% of the Fair Market Value of the stock subject to the Option and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

     2.5   OPTION REPRICING/CANCELLATION AND REGRANT/WAIVER OF RESTRICTIONS.
           ----------------------------------------------------------------

           Subject to Section 1.4 and Section 4.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee, any adjustment in the exercise or purchase price, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period, provided that in no event shall any such change reduce the exercise or base price of an outstanding Option or Stock Appreciation Right to a price below the Fair Market Value on the effective date of the change.

III  STOCK APPRECIATION RIGHTS

     3.1    GRANTS.
            -------

           In its discretion, the Committee may grant to any Eligible Employee Stock Appreciation Rights either concurrently with the grant of another Award or in respect of an outstanding Award, in whole or in part. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the holder thereof otherwise agrees.

     3.2  EXERCISE OF STOCK APPRECIATION RIGHTS.
          -------------------------------------

          (a)  Exercisability.  Unless the Award Agreement or the Committee
               --------------
otherwise provides, a Stock Appreciation Right shall be exercisable only at such time or times, and to the extent, that the related Award shall be exercisable.

          (b)  Effect on Available Shares.  To the extent that a Stock
               --------------------------
Appreciation Right is exercised for stock or for cash, the number of underlying shares of Common Stock with respect to which the Stock Appreciation Right is exercised shall be charged against the maximum number of shares of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Participant shall also be reduced by the same number of shares.

     3.3  PAYMENT.
          -------

          (a)  Amount.  Unless the Committee otherwise provides, upon exercise
               ------
of a Stock Appreciation Right and attendant surrender of an exercisable portion of any related Award, the Participant shall be entitled to receive payment of an amount determined by multiplying

               (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right; by

               (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

          (b)  Form of Payment.  The Committee, in its sole discretion, shall
               ---------------
determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and form of payment are consistent with applicable law and outstanding contractual commitments of the Company. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose.
                                   8

     3.4  LIMITED STOCK APPRECIATION RIGHTS.
          ---------------------------------

          The Committee may grant to any Eligible Employee Stock Appreciation Rights exercisable only upon or in respect of a change in control or any other specified event ("Limited SARs") and such Limited SARs may relate to or operate in tandem or combination with or substitution for Options or other SARs (or any combination thereof), and may be payable in cash or shares based on the spread between the exercise price of the SAR and a price based upon the Fair Market Value of the shares during a specified period (or at a specified time) within the period commencing not more than six months and 10 days before and ending not more than six months and 10 days after such event.

IV   OTHER PROVISIONS

     4.1   RIGHTS OF ELIGIBLE EMPLOYEES, PARTICIPANTS AND BENEFICIARIES.
           ------------------------------------------------------------

           (a)  Employment Status.  Status as an Eligible Employee shall not
                -----------------
be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

           (b)  No Employment Contract.  Nothing contained in this Plan (or in
                ----------------------
any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall it interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect the independent contractual right of such person without his or her consent thereto.

            (c)  Plan Not Funded.  Awards payable under this Plan shall be
                 ---------------
payable in shares of the Corporation (unless determined otherwise pursuant to Section 3.3(b)) and, (except as provided in Section 1.4(c)) no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Participant, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Participant, Beneficiary or other person. To the extent that a Participant, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

     4.2  ADJUSTMENTS; ACCELERATION.
          -------------------------

          (a)  Adjustments.  If there shall occur any extraordinary dividend
               -----------
or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other fundamental change or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it in good faith deems appropriate and equitable (1) proportionately adjust any or all of
(a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, exercise or base price of any or all outstanding Awards, (d) the securities or property deliverable upon exercise of any outstanding Awards; or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin-off, make other provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or securities deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, in each case, that with respect to Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 422 of the Code or any successor provisions thereto, without the written consent of the holders of Incentive Stock Options who are materially adversely affected thereby.

         (b)  Acceleration of Awards Upon Change in Control.  As to any or all
              ---------------------------------------------
Participants, upon or in anticipation of a Change in Control Event, the Committee may determine that any or all Awards or certain or limited benefits under Awards shall be accelerated and/or extended and the extent to which they shall be accelerated and/or extended, and/or establish a different time in respect of such Change in Control Event for such acceleration or extension. The Committee may override its discretionary authority to accelerate in this
Section 4.2(b) and by express provision in the Award Agreement mandate acceleration or preclude acceleration, and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation, Section 422 of the Code unless, in the case of compliance with Section 422 of the Code, the holders of Incentive Stock Options otherwise consent in writing.

        (c)  Termination of Awards on Dissolution.  If any Option or other
              ------------------------------------
right to acquire Common Stock under this Plan is not exercised prior to a dissolution of the Corporation, and no express provision has been made in the Award Agreement or otherwise for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate. Unless other provision is made for the payment of the fair value thereof, under a reorganization event of the type described in Section 4.2(a) that the Corporation does not legally survive, the Awards shall be converted into or otherwise substituted for a right to receive, on exercise, the consideration distributed or payable upon such reorganization event in respect of the number of shares of Common Stock as to which the Option is exercised.

     4.3  EFFECT OF TERMINATION ON EMPLOYMENT.
          -----------------------------------

          In determining the effect of a termination on the rights and benefits of an Award, the Committee may make distinctions based upon the cause of termination. Unless the Committee otherwise determines the effect a termination of employment on the rights and benefits under an Award (or, in the case of the Initial Options, extends the periods set forth herein), and in the case of Incentive Stock Options, subject to the applicable Code limits:

          (a) upon a Participant's death or Total Disability, an Award shall become and shall remain fully exercisable for one year after the date of death or until the expiration of the stated term of the Award, whichever occurs first;

           (b) upon the termination by the Company of the Participant's employment for cause (other than a termination for cause within two (2) years following a Change in Control Event), as determined by the Committee in its sole discretion, the Award shall terminate; and

           (c) upon a termination of a Participant's employment or services for any reason other than the reasons set forth in clauses (a) and (b), any portion of an Award that is not yet exercisable shall terminate and any portion of such Award that is then exercisable shall remain fully exercisable for three (3) months after the date of termination or until the expiration of the stated term of the Award, whichever occurs first.

     4.4  COMPLIANCE WITH LAWS.
          --------------------

          This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may reasonably deem necessary to assure compliance with all applicable legal requirements.

     4.5  TAX WITHHOLDING.
          ---------------

          Upon the exercise of any Award or upon the disposition of shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option prior to satisfaction of the holding period requirements of Section 422 of the Code, the Company shall have the right at its option to (i) require the Participant (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction, or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may grant (either at the time of the Award or thereafter) to the Participant the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

     4.6   PLAN AMENDMENT, TERMINATION AND SUSPENSION.
           ------------------------------------------

           (a)  Board Authorization.  Subject to the provisions of this
Section 4.6, the Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

           (b) Shareholder Approval. If any amendment to this Plan would (i) materially increase the benefits accruing to Participants under this Plan,
(ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, then to the extent required under applicable law, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.

          (c) Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and may make other changes to the terms and conditions of Awards that do not affect in any manner adverse to the Participant, his or her rights and benefits under an Award.

          (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by
Section 4.2 shall not be deemed to constitute changes or amendments for purposes of this Section 4.6

     4.7   PRIVILEGES OF STOCK OWNERSHIP.
           -----------------------------

           Except as otherwise expressly authorized by the Committee or this Plan, a Participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholder for which a record date is prior to such date of delivery.

     4.8   EFFECTIVE DATE OF THE PLAN.
           --------------------------

          To the extent required by applicable law, the Plan shall be submitted to the stockholders of the Corporation for approval. The effective date shall be the Effective Date as defined in the Agreement.

     4.9  TERM OF THE PLAN.
          ----------------

          No Award shall be granted more than ten (10) years after the Effective Date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

     4.10  GOVERNING LAW/CONSTRUCTION/SEVERABILITY.
           ---------------------------------------

           (a) Choice of Law.  This Plan, the Awards, all documents evidencing
               -------------
Awards and all other related documents shall be governed by, and construed in accordance with, the laws of the state of incorporation of the Corporation.

           (b)  Severability.  If any provision shall be held by a court of
                ------------
competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.
                                  13

     4.11  CAPTIONS.
           --------

           Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

     4.12  EFFECT OF CHANGE OF SUBSIDIARY STATUS.
           -------------------------------------

           For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary, a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

     4.13  NON-EXCLUSIVITY OF PLAN.
           -----------------------

           Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

     4.14  CONFLICT.
           --------

           Notwithstanding anything contained in this Plan or any amendment or modification thereof, in the event of any conflict, inconsistency, or ambiguity between, or arising as the result of, the terms and provisions of this Plan and the terms and provisions of any Initial Stock Option Agreement or any other written agreement between the grantee of an Initial Option and the Corporation, the terms most favorable to the Participant shall be controlling.

V    DEFINITIONS

     5.1   DEFINITIONS.
           -----------

          (a)  "Award" shall mean an award of any Option or Stock Appreciation
                -----
Right authorized by and granted under this Plan.

          (b)  "Award Agreement" shall mean any writing setting forth the
                ---------------
terms of an Award that has been authorized by the Committee.

          (c)  "Award Date" shall mean the date upon which the Committee took
                ----------
the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award.
                                     14

          (d)  "Award Period" shall mean the period beginning on an Award Date
                ------------
and ending on the expiration date of such Award.

          (e)  "Beneficiary" shall mean the person, persons, trust or trusts
                -----------
designated by a Participant or in the absence of a designation entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

          (f)  "Board" shall mean the Board of Directors of the Corporation.
                -----
          (g)  "Change in Control Event" shall mean any of the following:
                -----------------------

                (i) Approval by the stockholders of the Corporation of the dissolution or liquidation of the Corporation;

                (ii) Approval by the stockholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned by stockholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization and that such record owners hold no securities of the other parties to such reorganization);

               (iii) Approval by the stockholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary;

               (iv) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act but excluding any person described in and satisfying the conditions of Rule 13d-
                      (b)(1) thereunder), other than

                      (A)     Robert Haft,

                      (B)     Hamilton Morgan, LLC, or

                      (C)     any affiliate of any of the foregoing persons,

                      becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation; or

              (v) During any period (commencing after the Effective Date) not longer than two consecutive years, individuals who at the beginning of such period constituted the Board cease to constitute at least a majority thereof, unless the election, or the nomination for election by the Corporation's stockholders, of each new Board member was approved by a vote of at least three-fourths of the Board members then still in office who were Board members at the beginning of such period (including for these purposes, new members whose election or nomination was so approved).

          (h)  "Code" shall mean the Internal Revenue Code of 1986, as amended
                ----
from time to time.

          (i)  "Commission" shall mean the Securities and Exchange Commission.
                ----------

          (j) "Committee" shall mean a committee appointed by the Board to
                ---------
administer this Plan, which committee shall be comprised only of two or more directors or such greater number of directors as may be required under applicable law, each of whom shall be Disinterested.

          (k) "Common Stock" shall mean the Common Stock of the Corporation
               ------------
and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4.2 of this Plan.

          (l)  "Company" shall mean, collectively, the Corporation and its
                -------
Subsidiaries.

          (m)  "Corporation" shall mean Phar-Mor, Inc., a Pennsylvania
                -----------
corporation.

          (n)  "Disinterested" shall mean disinterested within the meaning of
                -------------
any applicable regulatory requirements, including Rule 162(m) of the Code and "Non-Employee Directors" under Rule 16b-3.

          (o)  "Effective Date" shall mean the Effective Date as that term is
                --------------
defined in the Agreement.

          (p)  "Eligible Employee" shall mean an officer (whether or not a
                -----------------
director) or key executive, administrative, managerial, production, marketing or sales employee of the Company or any Other Eligible Person.
                                16

          (q)  "ERISA" shall mean the Employee Retirement Income Security Act
                -----
of 1974, as amended.

          (r)  "Exchange Act" shall mean the Securities Exchange Act of 1934,
                ------------
as amended from time to time.

          (s)  "Fair Market Value" on any applicable determination date shall
                -----------------
mean (i) if the stock is listed or admitted to trade on a securities exchange, the closing price of the stock, regular way, on such day, on the principal securities exchange on which the stock is so listed or admitted to trade, or, if there is no such reported sale on such date, the average closing bid and asked prices on such day, or (if none) then the closing price of the stock or (if none) such average, as reported on the next preceding date on which there was such reported activity in such shares (such determination or earlier date being hereinafter referred to as the "applicable trading date"); (ii) if the stock is not listed or admitted to trade on a securities exchange, the last reported sales price for the stock or (if none) the average of the last reported bid and asked prices on the applicable trading date, as reported by the principal reputable quotation system available to the Committee; (iii) if the stock is not listed or admitted to trade on a securities exchange and no such reported closing sale price or closing bid and asked prices are available, the average of the reported high bid and low asked price for the stock on the applicable trading date, as reported by a reputable quotation source designated by the Committee; or (iv) if the stock is not listed or admitted to trade on a securities exchange, trading is not so reported, and bid and asked prices are not available on a reasonably current basis, the value as established by the Committee in good faith at such time for purposes of this Plan.

          (t)  "Incentive Stock Option" shall mean an Option which is
                ----------------------
designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section and is subject to or follows the stock holder approval required thereby.

          (u)  "Initial Stock Option Agreement" shall mean the Award
                ------------------------------
Agreements for the Initial Options, in substantially the form of Exhibit B hereto.

          (v)  "Initial Options" shall mean those Options granted under this
                ---------------
Plan as of the Effective Date as set forth in Exhibit A hereto.

          (w)  "Nonqualified Stock Option" shall mean an Option that is
                -------------------------
designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an Incentive Stock Option shall be deemed to be designated a Nonqualified Stock Option under this Plan.

          (x)  "Non-Employee Director" shall mean a member of the Board of
                ---------------------
Directors of the Corporation who is not an officer or employee of the Company.

          (y)  "Option" shall mean an option to purchase Common Stock under
                ------
this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option.

          (z)  "Other Eligible Person" shall mean any other person (including
                ---------------------
a significant agent or consultant) who performs substantial services for the Company of a nature similar to those performed by key employees, selected to participate in this Plan by the Committee from time to time; provided that in no event shall a Non-Employee Director be selected as an Other Eligible Person.

          (aa)  "Participant" shall mean an Eligible Employee who has been
                 -----------
granted an Award under this Plan.

          (bb)  "Personal Representative" shall mean the person or persons
                 -----------------------
who, upon the disability or incompetence of a Participant, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Participant.

          (cc)  "Plan" shall mean the Phar-Mor, Inc. 1995 Amended and Restated
                 ----
Stock Incentive Plan, as amended from time to time.

          (dd)  "QDRO" shall mean a qualified domestic relations order as
                 ----
defined in Section 414(p) of the Code or Title I, Section 206(d)(3) of ERISA (to the same extent as if this Plan were subject thereto), or the applicable rules thereunder.

          (ee)  "Reorganization Plan" shall mean the Third Amended Joint Plan
                 -------------------
of Reorganization dated as of May 25, 1995, as filed by the Corporation and its Subsidiaries with the United States Bankruptcy Court for the Northern District of Ohio, as the same may be amended from time to time.

          (ff)  "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the
                 ----------
Commission pursuant to the Exchange Act, as amended from time to time.

          (gg)  "Section 16 Person" shall mean a person subject to Section
                 -----------------
16(a) of the Exchange Act.

          (hh)  "Securities Act" shall mean the Securities Act of 1933, as
                 --------------
amended from time to time.

          (ii)  "Stock Appreciation Right" or "SAR" shall mean a right to
                 ------------------------
receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock, that is authorized under this Plan.

          (jj)  "Subsidiary" shall mean any corporation or other entity a
                 ----------
majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

          (kk)  "Total Disability" shall mean a "permanent and total
                 ----------------
disability" within the meaning of Section 22(e)(3) of the Code and such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

                                                               EXHIBIT A
                                                               ---------

                               STOCK OPTIONS
                               -------------
          (To be granted under the Reorganization Plan and Under the 1995 Stock Incentive Plan (the "1995 Plan")

     Name of Optionee                                   No. of Shares
     ----------------                                   -------------
Reorganization Plan/Management
Agreement - Alvares & Marsal                              416,667

1995 Plan - Initial Stock Options

     Allocated (Granted)

          Robert M. Haft                    256,250
          M. David Schwartz                 175,000
          Daniel J. O'Leary                  87,500
          Richard Juliano                    25,000
          Warren E. Jeffery                  45,000
          Robert W. McCurdy                  10,000
          Sankar Krishnan                    25,000
          Joseph A. Yannerella               15,000
          Carmen G. Forde                     7,500
          John R. Ficarro                    15,000
          Joseph P. McCabe                   10,000
          Michael I. Tamarkin                 7,500
          Joseph W. Teichman                  7,500
          Charles Fowler                      7,500
          Scott Thomas Gorley                 5,500
          Daniel E. Maher                     5,500
          Gerald Reinhardt                    5,500
          Anthony Forde                       5,500
          Peter S. Austin                     5,500
          Mickey V. McDonald                  5,500
          Lawrence G. Hruska                  5,500
          Robert W. Solomon                   4,000
          Michael L. Malkin                   4,000
          Gregory C. Eckhart                  4,000
          William Edwards                    65,000*

     Subtotal (allocated)                   809,250

     Unallocated (reserved)                  24,083
                                             ------

     1995 Plan Total                                          833,333
                                                              -------
Total Options under 1995 Plan
  and Under A&M Agreement                                    1,250,000
                                                             =========
--------------------------------------
     *Effective as of the later of the Effective Date or the date of employment.

                                                                 EXHIBIT B
                                                                 ---------
                              "Initial Option"

                 EMPLOYEE NONQUALIFIED STOCK OPTION AGREEMENT
                 --------------------------------------------

     THIS AGREEMENT dated as of the ___ day of ____________, 1995, between Phar-Mor, Inc., a Pennsylvania corporation (the "Corporation"), and __________________________________ (the "Employee").

                           W I T N E S S E T H
                           -------------------

     WHEREAS, pursuant to the Corporation's 1995 Stock Incentive Plan (the "Plan"), the Corporation has granted to the Employee effective as of the date hereof (the "Option Date") a nonqualified stock option, representing an Initial Option under the Plan, to purchase authorized but unissued or treasury shares of Common Stock $0.01 par value per share (the "Common Stock") of the Corporation, as an incentive to services or continued services, as the case may be, as embodied in the vesting schedule set forth herein, subject to the terms and conditions set forth herein and in the Plan, and in partial consideration of any contract for services to be performed that expressly provides for this option;

     WHEREAS, the contemplated services represent fair value to the Corporation for this Agreement, and the terms hereof are deemed advantageous to the Corporation; and

     WHEREAS, the Corporation has determined in good faith that the exercise price of the option represents a fair value of the underlying shares as of the Effective Date.

     NOW, THEREFORE, for valuable consideration, including the foregoing, the receipt of which is hereby acknowledged and in consideration of the mutual promises made herein and the mutual benefits to be derived herefrom, the parties agree as follows:

     1.     Defined Terms.  Capitalized terms used herein and not otherwise
            -------------
defined herein shall have the meaning assigned to such terms in the Plan.

     2.     Grant of Option.  This Agreement evidences the Corporation's grant
            ---------------
as of the Option Date to the Employee of the right and option to purchase, subject to the terms and conditions set forth herein and in the Plan, all or any part of an aggregate of __________ shares of the Common Stock (the "Option") at a price per share of $8.00 exercisable from time to time, to the extent provided in this Agreement and the Plan, prior to the close of business on the day before the seventh anniversary of the Option Date (the "Expiration Date").

     3.     Exercisability of Option.  Except as earlier permitted by or
            -------------------------
pursuant to the Plan or by resolution of the Committee adopted after the date hereof and subject to Section 4.4. of the Plan, the Option shall become exercisable in installments as to 20% of the aggregate number of shares set forth in Section 2 hereof (subject to adjustment) on and after the Effective Date and as to an additional 20% of the aggregate number of shares (subject to adjustment) on each of the first, second, third and fourth anniversaries of the Effective Date. After an installment vests, the Option may be exercised to such extent, in whole or in part, from time to time, until its expiration or earlier termination.

     Fractional shares shall not be issued, but fractional share interests may (at the Employee's election) be accumulated. No fewer than 50 shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the Option.

     4.     Method of Exercise of Option.  The Option shall be exerciseable by
            ----------------------------
the delivery to the Corporation of a written notice stating the number of shares to be purchased pursuant to the Option and accompanied by payment made in accordance with and in a form permitted by Section 2.2(b) of the Plan for the full purchase price of the shares to be purchased and by provision for tax withholding consistent with Section 4.5 of the Plan, subject to such further limitations and rules or procedures as the Committee may from time to time reasonably establish (consistent with accounting, securities and corporate law requirements) as to any non-cash payment and as to the tax withholding requirements of Section 4.5 of the Plan. Shares delivered in payment of the exercise price must have been owned by Employee for at least six months prior to the exercise. In addition, the Employee (or the Employee's Beneficiary or Personal Representative) shall furnish any written statements required pursuant to Section 4.4 of the Plan.

     5.     Effect of Termination of Employment or Death: Change in Subsidiary
            ------------------------------------------------------------------
Status.  The Option and all other rights hereunder, to the extent not
------
exercised, shall terminate and become null and void at such time as the Employee ceases to be employed by either the Corporation or any Subsidiary, except that

          (a) if the Employee is terminated without cause (or for cause within two years after a Change in Control Event) or the Employee voluntarily retires or resigns, the Employee may at any time within a period of six months after such termination exercise the Option to the extent the Option was exercisable at the date of such termination; and

          (b) if the Employee's employment terminated because of Total Disability (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986 or as otherwise defined by the Committee), or if the Employee dies while in the employ of the Corporation or any Subsidiary, then the Option may be exercised within a period of one year after the date of termination, by or on behalf of the Employee by the Employee's Beneficiary or legal representative to the extent the Option was exercisable on the date of termination;

provided, however, that in no event may the Option be exercised by anyone under this Section or otherwise after the Expiration Date. If the Employee is employed by an entity which ceases to be a Subsidiary, such event shall be deemed for purposes of this Section 5 to be a termination of employment described in subsection (a) in respect of the Employee. Absence from work caused by military service or authorized sick leave shall not be considered as a termination of employment for purposes of this Section.

     6.     Termination of Option Under Certain Events.  To the extent
            ------------------------------------------
permitted by Section 4.2 of the Plan, the Committee retains the right to adjust or, upon dissolution, terminate the Option to the extent not previously exercised upon certain events; provided that the treatment of the Option is consistent with the treatment of other options or rights to acquire Common Stock of the Corporation.

     7.     Non-Transferability of Option; Restrictions on Shares.  The Option
            -----------------------------------------------------
and any other rights of the Employee under this Agreement or the Plan are nontransferable as provided in Section 1.9 of the Plan. Any shares of Common Stock delivered under this Agreement shall be subject to such restrictions, and the person acquiring such shares shall, if requested, provide such assurances and representations to the Corporation as it may reasonably deem necessary or advisable to assure compliance with applicable legal requirements, including federal and state securities laws.

     8.     Notices.  Any notice to be given under the terms of this Agreement
            -------
shall be in writing and addressed to the Corporation at its principal offices located in Youngstown, Ohio, to the attention of the Corporate Secretary and to the Employee at the address given beneath the Employee's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

     9.     Plan.  The Option and all rights of the Employee thereunder are
            ----
subject to, and the Employee agrees to be bound by, all of the terms and conditions of the provisions of the Plan, incorporated herein by this reference; provided, however, that in the event of any conflict, inconsistency or ambiguity between, or arising as the result of, the terms and provisions of this Agreement or any other written agreement between the Employee and the Corporation and the terms and provisions of the Plan, the terms and provisions most favorable to the Employee shall control for all purposes and in all respects. The Employee acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference, and (except as set forth in the proviso of the preceding sentence) agrees to be bound by the terms thereof. Unless otherwise expressly provided in other Sections of this Agreement or in any other written agreement with the Employee, provisions of the Plan that confer discretionary authority on the Committee do not (and shall not be deemed to) create any rights in the Employee unless such rights are expressly set forth herein or therein or are otherwise in the sole discretion of the Committee so conferred by appropriate action of the Committee under the Plan after the date hereof.
                                    3

     10.     Effective Date.  This Agreement and the Option evidenced hereby
             --------------
shall be granted as of the Effective Date and subject to the effectiveness of the Reorganization Plan.

     11.     Ohio Securities Condition.  The Option shall not be exercisable
             -------------------------
unless the Common Stock issuable on exercise, at the time of exercise, is exempt from qualification, is the subject of an exempt transaction or is registered or qualified in the State of Ohio. The Corporation agrees to use its best efforts to effect a qualification of the Common Stock or the subject transaction is not otherwise exempt from such requirements.

     IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Employee has hereunto set his or her hand.

                              PHAR-MOR, INC.
                              (a Pennsylvania corporation)

                              By:
                              Title:

                              EMPLOYEE


                              (Signature)


                              (Print Name)


                              (Address)


                              (City, State, Zip Code)

                            CONSENT OF SPOUSE
                            -----------------
             (IF REQUIRED OR DEEMED BY THE CORPORATION
             TO BE ADVISABLE UNDER APPLICABLE STATE LAW)

     In consideration of the execution of the foregoing Nonqualified Stock
Option Agreement by Phar-Mor, Inc., I,                               , the
spouse of the Employee herein named, do hereby join with my spouse in executing the foregoing Nonqualified Stock Option Agreement and do hereby agree to be bound by all of the terms and provisions thereof and of the Plan.

DATED:               , 1995.
                                      ----------------------------------
                                      Signature of Spouse